Exhibit 10.7

Shaoyi Zhana, traducteur agréé de l´Ordre des Traducteurs et lnterprétes du Québec (OTTIAQ)
Numéro d´identification: 5070
Adresse : 28 rue du Manoir, Delson, QC., J5B 1B1, Télé: (514) 651-5569   Email : joyzhang55@yahoo.ca

Translation

BUSINESS LICENCE
(Secondary licence)

Registration No. 342500400000306(1-1)

Name of enterprise: Jingxian Zhending Mining Co. Ltd.
Legal form: Company with limited liability (Sino-foreign joint venture)
Address:   Wuxi. Langiao Town, Jing County, Xuancheng City, Anhui Province
Legal representative: Wei De Gang
Registered capital: 1,693,000 US Dollars
Date of registration: May 16, 2005
Business period: May 16, 2005 to May 16, 2025
Business scopes: Lead and Zinc mining, and mining of lower grade gold minerals to be processed with concentrate plante.

Xuancheng   State Administration for Industry & Commerce (SAIC) (Seal) November 17, 2014

A true translation of the attached document of which I seen the original.